                                                                    EXHIBIT 10.3

                                AMENDMENT NO. 1
               (dated April 14, 1997 for reference purposes only)
                         To Lease Dated April 15, 1994
              Between PRESBYTERIAN HEALTH FOUNDATION as Landlord,
      and UROCOR, INC. formerly known as CytoDiagnostics, Inc., as Tenant

    WHEREAS, Landlord and Tenant are the parties to the above described Lease for the Building located at 800 N. Research Parkway; and,

Landlord and Tenant mutually desire to amend the lease with the Tenant leasing additional Rentable Areas on the first floor of the Building consisting of 1,058, 2,695 and 5,663 square feet.

1) Commencing April 1, 1996, through the term of the Lease, Tenant leases an additional 1,058 square feet of Rentable Area bringing the total Rentable Area to 51,058 square feet.

2) Commencing January 1, 1997, through the term of the Lease, Tenant leases an additional 2,695 square feet of Rentable Area on the first floor, bringing the total Rentable Area to 53,753 square feet.

3) Commencing April 1, 1997, through the term of the Lease, Tenant leases an additional 5,663 square feet of Rentable Area on the first floor, bringing the total Rentable Area to 59,416 square feet.

4) The "Commencement Date" of the lease shall change from April 1, 1995 to June 15, 1995. Subject to the Tenant's right to terminate the Lease at the end of the tenth year, the Lease shall terminate on June 30, 2010.

The lease rate per Rentable Square foot annually of the Lease shall be as follows:

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
                 LEASE RATE PER RENTABLE
    PERIOD        SQUARE FOOT ANNUALLY
---------------  -----------------------
7/1/95-6/30/99          $   10.00
7/1/99-6/30/01              11.50
7/1/01-6/30/03              12.50
7/1/03-6/30/05              13.50
7/1/05-6/30/10              15.50
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Except as modified herein, all other items, conditions, covenants, rules and regulations of the Lease referenced above shall remain in full force and effect.

Landlord: Presbyterian Health Foundation

By:     /s/ Dennis McGrath                            Date:  5/9/97
        ------------------------------
        Dennis McGrath, Vice President

Tenant:  UROCOR, INC.

By:     /s/ William A. Hagstrom                       Date:  5/2/97
        ------------------------------
        William A. Hagstrom, President
        & Chief Executive Officer
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